                                                                    EXHIBIT 10.2



                            ASSET PURCHASE AGREEMENT



                                     between



                         Private Business Insurance, LLC
                                  the "Seller"



                             Private Business, Inc.
                                      "PBI"



                                       and



                                InsurManager, LLC
                                   the "Buyer"


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                                TABLE OF CONTENTS

ARTICLE I. PURCHASE AND SALE................................................................1
   1.1        Purchase and Sale.............................................................1
   1.2        Excluded Assets...............................................................2

ARTICLE II. ASSUMED CONTRACTS AND LIABILITIES...............................................3
   2.1        Assumed Contracts, Leases and Liabilities.....................................3

ARTICLE III. PURCHASE PRICE; TAX PROVISIONS.................................................3
   3.1        Purchase Price................................................................3
   3.2        Tax Provisions................................................................3

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF SELLER........................................5
   4.1        Organization, Qualification and Authority.....................................5
   4.2        Absence of Default............................................................5
   4.3        Board Authorization...........................................................5
   4.4        Legality and Enforceability...................................................6
   4.5        Litigation....................................................................6
   4.6        Consents and Approvals........................................................6
   4.7        Contracts and Commitments.....................................................6
   4.8        Taxes.........................................................................6
   4.9        Pension, Employees............................................................6
   4.10       Customers; Accounts...........................................................8
   4.11       Ownership of Properties.......................................................8
   4.12       Intellectual Property.........................................................8
   4.13       Licensure; Compliance with Laws, Regulations and Court Orders.................8
   4.14       Insurance.....................................................................8
   4.15       Broker's or Finder's Fee......................................................8
   4.16       Disclosure....................................................................8

ARTICLE V. REPRESENTATIONS AND WARRANTIES OF BUYER..........................................9
   5.1        Organization, Qualification and Authority.....................................9
   5.2        Absence of Default............................................................9
   5.3        Board and Shareholder Authorization...........................................9
   5.4        Non-contravention; Consents...................................................9
   5.5        Legality and Enforceability...................................................9
   5.6        Litigation....................................................................9
   5.7        No Restrictions...............................................................9
   5.8        No Broker....................................................................10
   5.9        Other Matters................................................................10

ARTICLE VI. COVENANTS OF PARTIES...........................................................10
   6.1        Ownership of Intellectual Property...........................................10
   6.2        Co-Marketing Agreement.......................................................10
   6.3        Transitional Services Agreement..............................................10
   6.4        Buyer's Advance Knowledge....................................................10




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
   6.5        Third Party Consents.........................................................10
   6.6        COBRA Rights.................................................................10

ARTICLE VII. CLOSING.......................................................................11
   7.1        Closing......................................................................11

ARTICLE VIII. SELLER'S CONDITIONS TO CLOSE.................................................11
   8.1        Representations and Warranties True at Closing; Compliance with Agreement....11
   8.2        No Action/Proceeding.........................................................11
   8.3        Co-Marketing and Transitional Services Agreement.............................11
   8.4        Payment of the Purchase Price................................................11

ARTICLE IX. BUYER'S CONDITIONS TO CLOSE....................................................11
   9.1        Representations and Warranties True at Closing; Compliance with Agreement....11
   9.2        Due Diligence................................................................12
   9.3        Documentation................................................................12
   9.4        Lender Consent and Release...................................................12
   9.5        Board Approval...............................................................12
   9.6        No Action/Proceeding.........................................................12

ARTICLE X. OBLIGATIONS OF SELLER AT CLOSING................................................12
   10.1       Documents Relating to Assets.................................................12
   10.2       Possession...................................................................12
   10.3       Corporate Good Standing and Corporate Resolutions............................12
   10.4       Additionally Requested Documents; Post Closing Assistance....................13

ARTICLE XI. OBLIGATIONS OF BUYER AT CLOSING................................................13
   11.1       Purchase Price...............................................................13
   11.2       Assumption of Liabilities....................................................13
   11.3       Corporate Good Standing and Board Resolutions................................13

ARTICLE XII. SURVIVAL OF REPRESENTATIONS AND WARRANTIES PROVISIONS AND INDEMNIFICATION.....13
   12.1       Survival.....................................................................13
   12.2       Indemnification by Seller and PBI............................................13
   12.3       Indemnification by Buyer.....................................................14
   12.4       Indemnification Procedure....................................................14

ARTICLE XIII. MISCELLANEOUS................................................................14
   13.1       Other Expenses...............................................................14
   13.2       Notices......................................................................14
   13.3       Press Release; Prohibition on Trading........................................15
   13.4       Controlling Law..............................................................15
   13.5       Headings.....................................................................15
   13.6       Benefit......................................................................15
   13.7       Partial Invalidity...........................................................15
   13.8       Waiver.......................................................................16
   13.9       Counterparts.................................................................16

   13.10      Interpretation...............................................................16
   13.11      Entire Agreement.............................................................16
   13.12      Legal Fees and Costs.........................................................16
   13.13      Knowledge....................................................................16

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (the "Agreement"), is entered into on June 30, 2003, by and among Private Business Insurance, LLC, a Tennessee limited liability company (the "Seller") and wholly-owned subsidiary of Private Business, Inc., a Tennessee corporation (herein "PBI"), and InsurManager, LLC, a Tennessee limited liability company (the "Buyer").

                                R E C I T A L S:

         Seller owns and operates a business through which the following insurance products are sold to or through financial institutions and to other customers, through a line of business known as "InsuranceManager" (such line of business, the "Insurance Manager Program"), commercial insurance products (other than the Excluded Product Lines, as defined below), financial institutions bonds and professional liability coverage, and consumer insurance products (comprehensively, the "Business"); and

         Expressly excluded from the Business are all items related to the Seller's Lender Liability, Environmental Liability and Credit Fraud insurance products (the "Excluded Product Lines"), whether such Excluded Product Lines are offered through an Insurance Manager Program or otherwise; and

         Seller is wholly-owned by PBI; and

         Except for the Excluded Assets (as such term is defined herein), Seller desires to sell and transfer the Assets (as such term is defined herein) of the Business to Buyer, and Buyer desires to purchase the same from Seller, subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                          ARTICLE I. PURCHASE AND SALE

         1.1 Purchase and Sale. Seller and PBI agree to sell, transfer, assign, convey and deliver to Buyer, and Buyer agrees to purchase from Seller and PBI, all right, title and interest in all assets (except the Excluded Assets, as defined below) of Seller that are primarily used in connection with the Business (collectively, the "Assets"), free and clear of all security interests and liabilities other than the Assumed Liabilities (as defined in Section 2.1(1)), which Assets shall be comprised of the following:

                  (1) The tangible personal property, computers, furniture, and other tangible personal property listed on Exhibit 1.1(1) attached hereto (collectively, the "Equipment and Furnishings");

                  (2) All documents, files, books, lists, records and correspondence, whether written or electronically stored or otherwise recorded in each case, relating to the Business;

                  (3) To the extent transferable under the terms thereof and permitted by law, all contracts (including the contracts for employees listed on Exhibit 1.1(3)(A) attached hereto) and insurance company and broker agreements, primarily used in connection with the Business as listed on Exhibit 1.1(3)(B) (the "Contracts");

                  (4) All rights of Seller or PBI in the intangible or intellectual property owned or licensed by Seller or PBI and used in the Business, including the licenses, copyrights, tradenames, trademarks, service marks, applications, training and promotional material, Applied Systems Vision Agency Manager software, and Microsoft Windows 2000 base operating software system (the "Intellectual Property");

                  (5) All customer relationships and existing and prospective customer lists relating to or arising from the Business, all commissions earned and recognized after the Closing with respect to the Business, all rights to renew policies for existing or prospective clients of the Business and other rights to receive payments arising from the operations of the Business after Closing;

                  (6) All rights, to the extent assignable or transferable, to all licenses, certificates, franchises, accreditations, registrations or permits used or useful in connection with the Business, including without limitation the items set forth on Exhibit 1.1(6) attached hereto.

         1.2 Excluded Assets. Seller is not selling and Buyer is not purchasing or assuming obligations with respect to the following (collectively, the "Excluded Assets"):

                  (1) Seller's corporate and fiscal records and other records that Seller is required by law to retain in its possession;

                  (2) All cash, bank accounts and other investments or deposits of Seller (the "Cash and Cash Equivalents");

                  (3) All accounts and notes receivable of Seller (the "Receivables");

                  (4) Seller's account for agent draws on commission;

                  (5) All contracts, documents, intangibles and other assets related to the Excluded Product Lines; and

                  (6) Those items described on Exhibit 1.2(6) attached hereto.

The parties acknowledge and agree that Seller is not conveying to Buyer any of the Excluded Assets and that, following Closing (as defined in Section 7.1 hereof), Buyer will not have any right, title, or interest with respect to the Excluded Assets.


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

                  ARTICLE II. ASSUMED CONTRACTS AND LIABILITIES

         2.1 Assumed Contracts, Leases and Liabilities.

                  (1) At Closing, Buyer will assume and agree to pay or perform, as the case may be, the future performance of obligations arising after Closing under all licenses, permits, leases and Contracts which Buyer expressly elects to assume as set forth on Exhibit 2.1(1) (collectively, the "Assumed Liabilities").

                  (2) It is expressly agreed and understood by each of the parties to this Agreement that Buyer does not assume, and shall not be liable for, any other debt, liability or obligation of Seller related to the Assets, including without limitation the obligation to pay premiums and/or pay bank, agent and broker commissions (if any) relating to insurance premiums invoiced prior to the Closing, and that Seller shall remain liable and responsible for the payment or performance, as the case may be, of all debts, liabilities, obligations, contracts, leases, Taxes, broker or finders fees for persons engaged by Seller or PBI, obligations to repay commissions on cancelled policies to the extent the policy revenue was previously received by Seller or PBI, contingent liabilities and other obligations that are not Assumed Liabilities (the "Retained Liabilities").

                   ARTICLE III. PURCHASE PRICE; TAX PROVISIONS

         3.1 Purchase Price. The purchase price payable by Buyer to Seller for the Assets, and in consideration for the agreements contained herein, shall be Five Hundred Thousand Dollars ($500,000) (the "Purchase Price"). The Purchase Price shall be payable at Closing in the following manner:

                  (1) Three Hundred Twenty-Five Thousand Dollars ($325,000) in cash at Closing;

                  (2) One Hundred Seventy-Five Thousand Dollars ($175,000) by a secured promissory note, the form of which is attached hereto as Exhibit 3.1(2) (the "Promissory Note"); and

                  (3) The Promissory Note shall be secured by a lien on all the assets of Buyer, including the Assets, as evidenced by a Security Agreement in the form attached hereto as Exhibit 3.1(3).

         3.2 Tax Provisions.

                  (1) Tax Allocation. PBI and Seller, on one hand, and Buyer, on the other, recognize their mutual obligations pursuant to Section 1060 of the Code to timely file IRS Form 8594 (the "Asset Acquisition Statement"). PBI, Seller and Buyer agree that the consideration for the tangible Assets shall be allocated as set forth on Exhibit 3.2(1) attached hereto. No party shall take a position on any Tax Return, or in any judicial proceeding, that is inconsistent with such allocation.

                  (2) Transfer Taxes. All transfer Taxes, including any sales and use taxes, arising out of or in connection with the transactions contemplated by this Agreement shall be paid by

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Seller. Seller shall be responsible for all indebtedness taxes and filing fees related to the filing of any UCC financing statements related to the Security Agreement. Each party will use its commercially reasonable efforts to avail itself of any available exemptions from any such Taxes and will cooperate with the other party in providing any information and documentation that may be necessary to obtain such exemptions.

                  (3) General Taxes. Except as provided in this Section 3.2, PBI and Seller shall be liable for, and pay as a Retained Liability, all Taxes applicable to PBI or the Seller, including, without limitation, all income or franchise Taxes of PBI or Seller arising from the sale of the Assets pursuant to this Agreement or the operation of the Business prior to Closing.

                  (4) Property Taxes. PBI and Seller shall be liable for, and pay as a Retained Liability, all personal property Taxes (or other similar Taxes) for which Tax Returns cover a taxable period ending before or on the Closing Date. In the case of any personal property Taxes (or other similar Taxes) attributable to the Assets for which Tax Returns cover a taxable period commencing before the Closing Date and ending after the Closing Date, to the extent not filed on or prior to the Closing Date, Buyer shall prepare such Tax Returns and make all payments required with respect to any such Tax Return; provided, however, PBI and Seller shall promptly reimburse Buyer upon receipt of a copy of the filed Tax Return to the extent any payment made by Buyer relates to that portion of Taxes applicable to periods of time on or prior to the Closing Date, which amount shall be determined and pro-rated on a per diem basis.

                  (5) Post-Closing Cooperation. To the extent relevant to the Assets, the parties hereto shall (i) provide each other with such assistance as may reasonably be required in connection with the preparation of any Tax Return and the conduct of any audit or examination by any taxing authority or in connection with judicial or administrative proceedings relating to any liability for Taxes, and (ii) provide the other with all records or other information that may be relevant to the preparation of any Tax Return, or the conduct of any audit or examination or other proceeding related to Taxes.

                  (6) Payroll Tax Matters. PBI or the Seller shall prepare and furnish to all of their employees to be employed by Buyer Forms W-2 which shall reflect all wages and compensation paid to such employees for that portion of the calendar year in which the Closing occurs during which such employees were employed by PBI or Buyer. Each of PBI and Seller agree to treat Buyer as a successor employer with respect to those former employees of PBI or Seller who are employed by Buyer immediately after the Closing for purposes of the taxes imposed by Sections 3121 (social security taxes) and 3306 (unemployment taxes) of the Code.

                  (7) Tax-Related Definitions. As used in this Agreement, the term "Taxes" shall mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto, and including liabilities under escheat, unclaimed property laws or similar laws, and the term "Tax" means any of the foregoing taxes. The term "Tax Return" shall mean any report, return, declaration, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

              ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF SELLER

         As a material inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated herein, Seller and PBI hereby jointly and severally represent and warrant to Buyer, which representations and warranties shall be true and correct on the date hereof and as of the date of Closing, as follows:

         4.1 Organization, Qualification and Authority. Seller and PBI are duly organized and validly existing in their respective states of organization and are in good standing and qualified to do business in all jurisdictions where PBI and Seller conduct business except where such failure to be in good standing would not have an adverse affect on the Business or the Assets. Seller has full power and authority to own, lease and operate its facilities and assets as presently owned, leased and operated and to carry on the Business as it is now being conducted. The execution, delivery and consummation of this Agreement, and all other agreements and documents executed in connection herewith by PBI and Seller, have been duly authorized by all necessary action on the part of PBI and Seller. This Agreement shall constitute the valid binding obligations of PBI and Seller, enforceable in accordance with their respective terms.

         4.2 Absence of Default. Neither PBI nor Seller is in default under, nor has any event occurred which, with or without notice or the lapse of time or action by a third party, could result in default under any outstanding indenture, mortgage, contract, lease, insurance policy or agreement that would affect the Business or Assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement by PBI and Seller will not (i) violate any provision of, or result in the breach of, or constitute a default under, or conflict with (A) any terms or provisions of the charter and bylaws of PBI or the articles and limited liability company agreement of the Seller (or any resolutions adopted thereunder), (B) any law the violation of which would result in a liability that could affect the Business or Assets in an adverse manner, or (C) any order, writ, injunction or decree of any court, governmental agency or arbitration tribunal; (ii) assuming receipt of the consents described in Section 4.6 constitute a violation of (or an event that with or without notice or lapse of time or both would constitute) a default under, termination of or a conflict with, any term or provision of any contract, commitment, indenture, lease or other agreement that would result in an adverse effect upon the Business or the Assets, or any other restriction of any kind to which PBI or the Seller is a party or by which PBI or Seller is bound that would result in an adverse effect upon the Business or the Assets; (iii) cause, or give any party grounds to cause (with or without notice, the passage of time, or both) the maturity of any liability or obligation of PBI or the Seller to be accelerated, or increase any such liability or obligation; or (iv) create any lien, security interest, charge, encumbrance or restriction upon any of the Assets.

         4.3 Board Authorization. The execution, delivery and performance of this Agreement and any and all other agreements contemplated by this Agreement have been duly authorized by the Board of Directors of PBI on behalf of PBI and as the sole member of Seller. The individuals executing this Agreement and all other agreements contemplated by this Agreement on behalf of and in the name of PBI and Seller are duly authorized and empowered to so act.

         4.4 Legality and Enforceability. This Agreement has been duly executed and delivered by Buyer and is the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

         4.5 Litigation. There is no pending or, to Seller's knowledge, threatened action relating to the transaction contemplated hereby or generally to the Business or the Assets. Seller is not a party to any pending action, nor is Seller in receipt of any inquiry, notice, citation, investigation or complaint from any governmental entity or third party that would materially and adversely affect Seller's ability to perform its obligations under this Agreement or affect the Business or Assets.

         4.6 Consents and Approvals. Except as set forth on Schedule 4.6, no consents, approvals, authorizations or orders of third parties, including governmental authorities, are necessary for the authorization, execution and performance by PBI or the Seller of this Agreement and the transactions contemplated hereby, provided however, that neither Seller nor PBI make any representation or warranty with respect to any licenses, certification, approvals or orders as may be necessary for Buyer's continued operation of the Business following Closing.

         4.7 Contracts and Commitments. Except as noted in Schedule 4.7, to Seller's knowledge, the Contracts are valid and in full force and effect; each is a legal, valid and binding Contract; there has been no threatened cancellation thereof or outstanding disputes thereunder; all will continue to be binding in accordance with their terms after consummation of the transactions contemplated herein (except to the extent that Schedule 4.7 states that a consent to assignment is required for such Contract and such consent is not obtained); there is no default (or an event which, with the giving of notice or lapse of time or both would be a default) by PBI or the Seller; and there is no pending or threatened, bankruptcy, insolvency or similar proceeding with respect to any other party to the Contracts. There are no contracts, leases, commitments, agreements, or other instruments to which PBI is a party which could reasonably be anticipated to have a material adverse effect on the value of the Business or the Assets.

         4.8 Taxes. The Seller has timely filed all Tax Returns required to be filed. The Seller has paid all Taxes due and payable. The Seller and PBI and any predecessors in interest have withheld or collected from each payment made to each of their employees in connection with the Business the amount of all Taxes required to be withheld or collected therefrom, and the Seller and PBI and any predecessors in interest have paid the same to the proper tax depositories or collecting authorities. There are no liens on any of the Assets with respect to Taxes. There is no action, suit, investigation, audit, claim or assessment pending or proposed or threatened with respect to Taxes of the Business or the Assets, and, to the best of Seller's and PBI's knowledge, no basis exists therefor. None of the Assets are properly treated as owned by persons other than PBI and Seller for federal income tax purposes.

         4.9 Pension; Employees.

                  (1) Schedule 4.9 hereto sets forth a current list of PBI's and Seller's pension, retirement, profit sharing or deferred compensation plans in existence for their employees. Except as set forth on Schedule 4.9 hereto, PBI and Seller have no pension, retirement, profit sharing or deferred compensation plans in existence for their employees and no commitment has been made to such employees to provide a pension, retirement, profit sharing or deferred compensation plan, and no commitment has been made to such employees to provide any additional pension, retirement, profit sharing or deferred compensation plan. All employee pension benefit plans and employee health or welfare benefits plans (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), collectively "Benefit Plans") have been administered in accordance with ERISA and the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). There are no "accumulated funding deficiencies" within the meaning of ERISA or the Code or any federal excise tax or liability on account of any deficient fundings in respect of the Benefit Plans. No reportable event(s) (within the meaning of ERISA) or prohibited transaction(s) (within the meaning of the Code) has occurred in respect of the Benefit Plans. There are not any pending or to the knowledge of Seller threatened claims by or on behalf of the Benefit Plans or by any employee of PBI or Seller alleging a breach or breaches of fiduciary duties or violations of other applicable state or Federal law which could result in liability on the part of PBI or Seller or the Benefit Plans under ERISA or any other law, nor is there any reasonable basis for such a claim. The Benefit Plans do not discriminate in operating in favor of employees who are officers or highly compensated. Except as set forth on Schedule 4.9 hereto, all returns, reports, disclosure statements and premium payments required to be made under ERISA and the Code with respect to the Benefit Plans have been timely filed or delivered. The Benefit Plans have not been audited or investigated by either the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation within the last five years, and there are no outstanding issues with reference to the Benefit Plans pending before said governmental agencies.

                  (2) Schedule 4.9 hereto sets forth a current schedule of all employees of PBI or the Seller, including, without limitation, employees currently on a leave of absence or disability leave, who are employed in connection with the Business or are to provide services under the Transitional Services Agreement (the "Employees"). The Business is in compliance with all federal, state and local laws and regulations respecting employment and employment practices, labor practices, terms and conditions of employment and wages and hours. To the best of Seller's knowledge, there is no pending or threatened employee strike, work stoppage or labor dispute. To the best of Seller's knowledge, no union representation question exists respecting any employees of PBI or the Seller, no collective bargaining agreement exists or is currently being negotiated, no demand has been made for recognition by a labor organization, no union organizing activities are taking place, and none of the employees of PBI or the Seller is represented by any labor union or organization. To the best of Seller's knowledge there is no unfair practice claim against PBI or the Seller before the National Labor Relations Board, or any strike, dispute, slowdown, or stoppage pending or threatened, and none has occurred. To the best of Seller's knowledge, except as set forth on Schedule 4.9, there are no pending or threatened EEOC claims, wage and hour claims, unemployment compensation claims, workers' compensation claims or the like against PBI or Seller. To the best of Seller's knowledge, none of the Employees have provided written notice to PBI or Seller of any plans to terminate employment.

                  (3) All payroll, including salaries, benefits and all FICA, FUTA and other taxes related to payroll (the "Payroll"), due to the Employees in accordance with their payroll program through the Closing have been paid by PBI or Seller. The Payroll of PBI and Seller relating to the Employees as of June 1, 2003 is set forth on Schedule 4.9. There has been no increase or promise to increase the Payroll relating to the Employees since June 1, 2003 other than as set forth on Schedule 4.9. Schedule 4.9 sets forth an accurate list of the accrued vacation days, leave and holidays of each of the Employees as of June 1, 2003.

         4.10 Customers; Accounts. Schedule 4.10 lists all of the present customers of the Business and their related accounts.

         4.11 Ownership of Properties. The Seller either owns the Assets listed on Exhibit 1.1(1) or leases them pursuant to a Contract. Except as set forth on
Schedule 4.11, the Seller has good title to all of the Assets owned by it, including furniture and equipment, fixed assets, and all contract rights and intangible assets, and good and valid lease rights in all of the Assets leased by it, in each case free and clear of mortgages, security interests, liens, defects, charges, encumbrances, restrictions and rights of third parties. All equipment and other tangible personal property constituting a portion of the Assets are being transferred on an "AS IS" "WHERE IS" basis, with no representation or warranties other than those expressly set forth herein.

         4.12 Intellectual Property. Seller owns or has the right to use the Intellectual Property, as further described on Schedule 4.12, and following the Closing, the Buyer will own or be able to use the Intellectual Property on the identical terms and conditions as the Seller owned or used such items prior to the Closing, subject to the receipt of any third party consents identified on
Schedule 4.12 as being necessary for the valid transfer of such Intellectual Property.

         4.13 Licensure; Compliance with Laws, Regulations and Court Orders.
Schedule 4.13 sets forth all of the licenses, certificates, franchises, accreditations, registrations, or permits relating to the Business. To Seller's knowledge, there is not any outstanding or threatened order, writ, injunction or decree of any court, governmental agency or arbitration tribunal against or affecting the Business or the Assets. PBI and Seller are in compliance with all applicable federal, state and local laws, license terms, regulations and administrative orders except where such non-compliance is not reasonably anticipated to have an adverse effect on the Business or the Assets, and have received no notices of alleged violations thereof except as disclosed in
Schedule 4.13 hereof. To the best of PBI and Seller's knowledge, no governmental authorities are currently conducting proceedings against PBI, Seller, or any employee of PBI or Seller with respect to the Business, and no such investigation or proceeding is pending or being threatened.

         4.14 Insurance. Seller has in effect and has continuously maintained insurance coverage on an "occurrence" basis for its operations, personnel and Assets.

         4.15 Broker's or Finder's Fee. PBI and Seller will be responsible and pay for or is liable for the payment of any fee to, any finder, broker, consultant or similar person engaged by PBI or Seller in connection with the transactions contemplated by this Agreement.

         4.16 Disclosure. No representation made herein by PBI or Seller, contains any untrue statement of a material fact or omits to state a material fact necessary to make these statements not misleading.

               ARTICLE V. REPRESENTATIONS AND WARRANTIES OF BUYER

         As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated herein, Buyer hereby represents and warrants to Seller, which representations and warranties shall be true and correct on the date hereof and on the date of Closing, as follows:

         5.1 Organization, Qualification and Authority. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Tennessee. Buyer has the full limited liability company power and limited liability company authority to execute this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement and to consummate the transactions contemplated thereby. The execution, delivery and consummation of this Agreement and all other agreements and documents executed in connection herewith by Buyer has been duly authorized by all necessary limited liability company action on the part of Buyer. This Agreement shall constitute the valid binding obligations of Buyer, enforceable in accordance with their respective terms.

         5.2 Absence of Default. The execution, delivery and consummation of this Agreement by Buyer will not constitute a violation of, or be in conflict with, any obligation or liability of Buyer.

         5.3 Board and Member Authorization. The execution, delivery and performance of this Agreement and any and all other agreements contemplated by this Agreement have been duly authorized by the Board of Governors of Buyer, and, if required by Tennessee law or Buyer's Articles or Limited Liability Company Agreement, by Buyer's members. The individuals executing this Agreement and all other agreements contemplated by this Agreement on behalf of and in the name of Buyer are duly authorized and empowered to so act.

         5.4 Non-contravention; Consents. The execution, delivery and performance of this Agreement does not and will not , after the giving of notice, the lapse of time or otherwise conflict with, result in a breach of, or constitute a default under Buyer's Articles or Limited Liability Company Agreement, or, violate any material law or regulation applicable to Buyer.

         5.5 Legality and Enforceability. This Agreement has been duly executed and delivered by Buyer and is the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

         5.6 Litigation. There is no pending or, to Buyer's knowledge, threatened action relating to the transaction contemplated hereby or generally to the Business. Buyer is not a party to any pending action, nor is Buyer in receipt of any inquiry, notice, citation, investigation or complaint from any governmental entity or third party that would materially and adversely affect Buyer's ability to perform its obligations under this Agreement.

         5.7 No Restrictions. Buyer is not a party to, subject to or bound by any agreement or order of any governmental entity which could prevent the consummation of the transactions contemplated herein.

         5.8 No Broker. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on directly by Buyer with Seller without the intervention of any broker or other person engaged by Buyer so as to afford a basis for any claim for brokerage or other commissions or fees relative to this Agreement or the transactions contemplated hereby.

         5.9 Other Matters. Without limiting the representations and warranties of PBI and Seller hereunder (except for such limitations as are contained in Section 6.4 below), Buyer acknowledges that they know and understand the following: (1) that the Business has been operated and managed directly under the management and leadership of James R. Arnold; (2) that Mr. Arnold has been and continues to be responsible for the day-to-day decision-making authority for the operations of the Business; (3) that Mr. Arnold has the day-to-day decision-making authority for the operations of the Business; (4) that Mr. Arnold has negotiated and is completely familiar with all of the Contracts of Seller, including those with Premier Bank of Brentwood, Brentwood, Tennessee, American City Bank of Tullahoma, Tullahoma, Tennessee, Bank of the South, Mt. Juliet, Tennessee, and First National Bank of LaFollette, LaFollette, Tennessee and all other current and potential customers of Seller with respect to the Business; and (5) that Mr. Arnold has complete access to and familiarity with the Business operations and financial and other matters relative to the Business.

                        ARTICLE VI. COVENANTS OF PARTIES

         6.1 Ownership of Intellectual Property. The parties will take all actions necessary (including, but not limited to, the execution of all necessary documents and agreements) in order for Buyer to create, perfect or renew rights in any Intellectual Property.

         6.2 Co-Marketing Agreement. Buyer and Seller shall execute at Closing a non-exclusive Co-Marketing Agreement with respect to insurance products to be offered by PBI and Buyer in a form substantially similar to Exhibit 6.2.

         6.3 Transitional Services Agreement. Buyer and Seller shall execute at Closing a Transitional Services Agreement substantially similar to Exhibit 6.3.

         6.4 Buyer's Advance Knowledge. The parties agree that Seller and PBI shall have no liability for the inaccuracy or breach of any representation or warranties contained in Article 4 to the extent that Buyer or Mr. Arnold as of the Closing Date has knowledge of facts or information related to the Business that such representations or warranties are untrue or inaccurate; provided, however, that this limitation of liability shall not apply to a breach of Sections 4.1, 4.3, 4.4, 4.8, 4.9, 4.14, 4.15 or 4.16.

         6.5 Third Party Consents. Seller shall use its reasonable best efforts to obtain for the benefit of Buyer, all consents and authorizations of the third parties to the Contracts set forth on Exhibit 1.1(3).

         6.6 COBRA Rights. PBI or Seller will provide all notices and coverages to employees to which they may be entitled as a result of termination of employment prior to the Closing under the Consolidated Omnibus Budget Reconciliation Act (COBRA) and PBI or Seller will continue to provide continuation coverage to any such former employees who are receiving

COBRA coverage. All such obligation with respect to Employees whose employment agreements are included in the Contracts assigned to Buyer hereunder shall be the responsibility of Buyer.

                              ARTICLE VII. CLOSING

         7.1 Closing. The Closing shall occur on or by June 30, 2003, at the offices of Harwell Howard Hyne Gabbert & Manner, P.C., Nashville, Tennessee, or at such other time or place as the parties may mutually agree (the "Closing"). In the event that Closing has not occurred by July 15, 2003 then either party not in default hereunder may terminate this Agreement without further obligation.

                   ARTICLE VIII. SELLER'S CONDITIONS TO CLOSE

         The obligations of Seller under this Agreement are subject to the satisfaction on or prior to Closing, of the following conditions (which may be waived in writing by Seller or PBI in whole or in part):

         8.1 Representations and Warranties True at Closing; Compliance with Agreement. The representations and warranties of Buyer contained in this Agreement (including the Exhibits and attachments hereto) or in any certificate or document delivered to Seller pursuant hereto, shall be deemed to have been made again at the Closing and shall then be true in all respects; and Buyer shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at Closing.

         8.2 No Action/Proceeding. No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the transaction hereunder contemplated.

         8.3 Co-Marketing and Transitional Services Agreement. Buyer and Seller shall have entered into the Transitional Services Agreement set forth on Exhibit
6.3 attached hereto and the Co-Marketing Agreement set forth on Exhibit 6.2 attached hereto.

         8.4 Payment of the Purchase Price. Buyer shall pay to Seller, in immediately available funds, the cash portion of the Purchase Price. Buyer shall also deliver the Promissory Note and the Security Agreement.

                     ARTICLE IX. BUYER'S CONDITIONS TO CLOSE

         The obligations of Buyer under this Agreement are subject to the satisfaction, on or prior to Closing, of the following conditions (which may be waived in writing by Buyer in whole or in part):

         9.1 Representations and Warranties True at Closing; Compliance with Agreement. The representations and warranties of Seller and PBI contained in this Agreement (including the Exhibits and attachments hereto) or in any certificate or document delivered to Buyer in connection herewith, shall be deemed to have been made again at the Closing and shall then be true in all respects; and Seller and PBI shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or at Closing.

         9.2 Due Diligence. On or before Closing, Buyer shall have completed to its satisfaction all due diligence with respect to the Business and reviews of Seller's assets.

         9.3 Documentation. The negotiation, execution and delivery of this Agreement and all ancillary documents related thereto as reasonably acceptable to the parties and their respective counsel shall have occurred.

         9.4 Lender Consent and Release PBI shall have obtained and delivered to Buyer a consent to this Agreement and the transactions contemplated hereby pursuant to the terms of the Credit Agreement, dated as of August 7, 1998, as amended, among Fleet National Bank, BankBoston, N.A., and PBI (the "Credit Agreement"), and Buyer shall have received releases and terminations of all liens, encumbrances, or other security interests in the Assets whether under the Credit Agreement or otherwise have been or will be fully and unconditionally released as of the Closing. Such items shall be acceptable in all respects to Buyer in its reasonable discretion.

         9.5 Board Approval. Buyer's Board of Directors shall have approved this Agreement and executed all necessary corporate resolutions and other documents authorizing Buyer's execution of this Agreement and Buyer's subsequent performance of its obligations hereunder.

         9.6 No Action/Proceeding. No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the transaction hereunder contemplated.

                   ARTICLE X. OBLIGATIONS OF SELLER AT CLOSING

         At Closing, Seller shall deliver or cause to be delivered to Buyer the following in form and substance reasonably satisfactory to Buyer:

         10.1 Documents Relating to Assets. Seller shall execute, acknowledge, deliver and cause to be executed, acknowledged and delivered to Buyer:

                  (1) A Bill of Sale, attached hereto as Exhibit 10.1(1), conveying to Buyer all of Seller's right, title and interest in and to the Assets, free and clear of all liens and security interests.

                  (2) An executed assignment, in the form of Assignment and Assumption Agreement set forth on Exhibit 10.1(2).

         10.2 Possession. Seller shall deliver to Buyer full possession and control of the Assets.

         10.3 Corporate Good Standing and Corporate Resolutions. Seller shall deliver to Buyer a certificate of good standing from the Secretary of State of its state of organization, certified copies of the Bylaws and Charter of PBI and the Articles and Limited Liability Company Agreement of Seller (all dated the most recent practical date prior to Closing), certified copies of the resolutions of PBI, as the sole member of Seller, authorizing the execution, delivery and consummation of this Agreement and the other agreements contemplated thereby.

         10.4 Additionally Requested Documents; Post Closing Assistance. At the reasonable request of Buyer at Closing and at any time or from time to time thereafter, Seller shall cooperate with Buyer to put Buyer in actual possession and operating control of the Assets and Business, execute and deliver such further instruments of sale, conveyance, transfer and assignment, as Buyer may reasonably request in order to effectively convey, transfer and assign the Assets to Buyer.

                   ARTICLE XI. OBLIGATIONS OF BUYER AT CLOSING

         At Closing, Buyer shall deliver or cause to be delivered to Seller the following in a form and substance reasonably satisfactory to Seller:

         11.1 Purchase Price. Buyer shall (i) wire in immediately available funds to Seller $325,000 and (ii) execute and deliver the original Promissory Note to Seller in the amount of $175,000, as described in Section 3.1.

         11.2 Assumption of Liabilities. Buyer shall execute the Assignment and Assumption Agreement set forth on Exhibit 10.1(2) through which Buyer will assume all of the Assumed Liabilities, as set forth on Exhibit 2.1(1), subject to the provisions of this Agreement, after Closing.

         11.3 Corporate Good Standing and Board Resolutions. Buyer shall deliver to Seller a certificate of good standing from the Secretary of State of Tennessee, dated the most recent practical date prior to Closing, together with a certified copy of the resolutions of the Board of Directors of Buyer approving this Agreement and the consummation of the transactions hereunder contemplated.

             ARTICLE XII. SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                         PROVISIONS AND INDEMNIFICATION

         12.1 Survival. The representations, warranties and covenants of Seller, PBI and Buyer in this Agreement or any certificate or document shall survive the Closing for eighteen (18) months and any claim for indemnification hereunder must be made in writing in accordance with Section 12.4 below prior to the end of such period.

         12.2 Indemnification by Seller and PBI. Seller and PBI, jointly and severally, shall promptly indemnify, defend, and hold harmless Buyer, the directors, officers, shareholders, employees and agents of Buyer, and the Assets against any and all losses, costs, and expenses (including reasonable attorney's fees and expenses actually incurred) and other damages resulting from (i) any breach by either Seller or PBI of any of the covenants, obligations, representations or warranties contained in this Agreement, other than Section 4.15, (ii) the Retained Liabilities or any other liability not expressly assumed by Buyer pursuant to Section 2.1, including any liability arising from a breach of Section 4.15, and (iii) any claim (whether or not disclosed herein) that is brought or asserted by any third party(ies) against Buyer arising out of the ownership, licensing, or operation of the Assets through the date of Closing.

Notwithstanding the foregoing, with respect to indemnification obligations in clause (i) in this Section, Seller and PBI's collective indemnification obligations shall be limited, in the aggregate, to the Purchase Price.

         12.3 Indemnification by Buyer. Buyer shall promptly indemnify, defend, and hold harmless Seller and PBI and their respective directors, officers, shareholders, employees and agents against any and all losses, costs, and expenses (including reasonable attorney's fees and expenses actually incurred) and other damages resulting from (i) any breach by Buyer of any covenants, obligations, representations or warranties or breach or untruth of any representation, warranty, fact or conclusion contained in this Agreement or any certificate or document of Buyer delivered pursuant to this Agreement, (ii) any claim which is brought or asserted by any third party(ies) against Seller or PBI for failure to pay or perform any of the Assumed Liabilities, and (iii) any claim that is brought or asserted by any third party(ies) against Seller or PBI arising out of the ownership, licensing, or operation of the Assets or the conduct of any of Buyer's officers, employees, agents or independent contractors, relating to all periods of time subsequent to the date of Closing.

         12.4 Indemnification Procedure. Should any claim be made by a person not a party to this Agreement with respect to any matter to which either of the foregoing indemnities relates, the indemnified party (the "Indemnitee") shall promptly notify the indemnifying party (the "Indemnitor") thereof. The Indemnitee, on not less than thirty (30) days' written notice to the Indemnitor containing the terms of the proposed settlement, may make settlement of such claim and such settlement shall be binding on both parties hereto for the purposes of this Section; provided, however, that if within such thirty (30) day period the Indemnitor shall admit its liability for indemnity and shall have requested the Indemnitee to contest any such claim at the expense of the Indemnitor, the Indemnitee shall promptly comply, and the Indemnitor shall have the right to direct the defense of such claim or any litigation based thereon at its own expense through counsel of its own choosing. The Indemnitee shall also have the right to participate in the settlement of any such claim or in any such litigation so long as its participation is at its own expense and with the understanding that the Indemnitor may settle in its own discretion (subject to the final sentence of this paragraph). Any payment or settlement made by the Indemnitor in such contest, together with the total expense thereof, shall be binding on the Indemnitor, and if accompanied by a full and unconditional release of all liability, the Indemnitee, for the purposes only of this Section. Notwithstanding anything herein to the contrary, an Indemnitor shall not, without the prior written consent of the indemnified party, settle any claim in any manner, which adversely affects the Indemnitee.

                           ARTICLE XIII. MISCELLANEOUS

         13.1 Other Expenses. Except as otherwise provided in this Agreement, each party hereto shall pay all of their own expenses in connection with the negotiation, execution, and implementation of the transactions contemplated by this Agreement.

         13.2 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (a) if delivered personally or sent by facsimile, on the date received, (b) if delivered by overnight courier, on the day after mailing, and (c) if mailed, five days after mailing with postage prepaid. Any such notice shall be sent as follows:

              To Seller or PBI:       Private Business, Inc.
                                      Attn: Michael Berman, General Counsel
                                      9020 Overlook Blvd.
                                      Brentwood, TN 37027

              with a copy to:         Harwell Howard Hyne Gabbert & Manner, P.C.
                                      Attn: David Cox
                                      315 Deaderick St., Suite 1800
                                      Nashville, TN 37238

              To Buyer:               InsurManager, LLC
                                      Attn: James R. Arnold
                                      c/o 2nd Generation Capital, LLC
                                      618 Church Street
                                      Nashville, TN 37219

              with a copy to:         Waller Lansden Dortch & Davis, PLLC
                                      Attn: Ralph W. Davis, Esq.
                                      511 Union Street, Suite 2100
                                      Nashville, TN 37219

         13.3 Press Release; Prohibition on Trading. All parties agree to reasonably cooperate in the preparation of a mutually acceptable press release with respect to the transaction described herein. Seller and Buyer and their affiliates agree not to trade in the securities of PBI based upon any nonpublic information to the extent such trading is prohibited by applicable securities laws.

         13.4 Controlling Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Tennessee without reference to its choice of law provisions.

         13.5 Headings. Any table of contents and paragraph headings in this Agreement are for convenience of reference only and shall not be considered or referred to in resolving questions of interpretation.

         13.6 Benefit. This Agreement shall be binding upon and shall inure to the exclusive benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement is not intended to, nor shall it, create any rights in any other party.

         13.7 Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted. Further, there shall be automatically substituted for such invalid or unenforceable provision a provision as similar as possible which is valid and enforceable.

         13.8 Waiver. Neither the failure nor any delay on the part of any party hereto in exercising any rights, power or remedy hereunder shall operate as a waiver thereof, or of any other right, power or remedy; nor shall any single or partial exercise of any right, power or remedy preclude any further or other exercise thereof, or the exercise of any other right, power or remedy. No waiver of any of the provisions of this Agreement shall be valid unless it is in writing and signed by the party against which it is sought to be enforced.

         13.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         13.10 Interpretation. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entity, or the context, may require. Further, it is acknowledged by the parties that this Agreement has undergone several drafts with the negotiated suggestions of both; and, therefore, no presumptions shall arise favoring either party by virtue of the authorship of any of its provisions or the changes made through revisions.

         13.11 Entire Agreement. This Agreement, including the Exhibits and attachments hereto, which are incorporated herein by reference, constitutes the entire agreement between the parties hereto with regard to the matters contained herein and it is understood and agreed that all previous undertakings, negotiations, letters of intent and agreements between the parties are merged herein. This Agreement may not be modified orally, but only by an agreement in writing signed by Buyer, Seller and PBI.

         13.12 Legal Fees and Costs. In the event any party incurs legal expenses to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including, without limitation, attorney's fees, costs and disbursements, in addition to any other relief to which such party shall be entitled.

         13.13 Knowledge. For purposes of this Agreement, "Seller's knowledge" "PBI's knowledge" or words of similar meaning shall mean the actual knowledge of PBI's executive officers as listed on Schedule 13.13 without any obligation of inquiry or investigation.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       SELLER

                                       PRIVATE BUSINESS INSURANCE, LLC

                                       By: /s/ Henry M. Baroco
                                           -------------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------




                                       PBI

                                       PRIVATE BUSINESS, INC.

                                       By: /s/ Henry M. Baroco
                                           -------------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------




                                       BUYER

                                       INSURMANAGER, LLC

                                       By: /s/ James R. Arnold
                                           -------------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------